OTHER EXPENSES, NET	12 Months Ended
Dec. 31, 2013
OTHER EXPENSES, NET [Abstract]
OTHER EXPENSES, NET
NOTE 13	-	OTHER EXPENSES, NET

	US dollars
	Year ended December 31,
(in thousands)	2013	2012	2011
Adjustment of purchase price of subsidiary sold (1)	200	-	-
Impairment of goodwill and intangible assets (2)	4,620	672	904
Legal expenses (3)	-	-	7,863
Write-off of account receivable in respect of sale of subsidiary (4)	-	484	-
Other	(60)	461	(76)
	4,760	1,617	8,691

(1)	See Note 11A1.

(2)	See Note 7 and 8.

(3)	See Note 11A3.

(4)
During April 2012, the Company sold its entire holding in the subsidiary Ituran Cellular Communication Ltd. for US$ 0.3 million in cash and for an additional amount of approximately US$ 0.5 million that was required to be paid soon thereafter.  However, during late 2012, the acquirer entered into liquidation proceedings by its creditors and therefore due to the significant uncertainty regarding the collection of this debt, the entire amount was written-off.